UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 4, 2011

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2011, AT&T Inc. (“AT&T”) filed a current report on Form 8-K to report that Richard G. Lindner had announced his intention to retire as Senior Executive Vice President and Chief Financial Officer of AT&T and that John J. Stephens would be appointed as Senior Executive Vice President and Chief Financial Officer of AT&T, each effective as of June 1, 2011.  AT&T is filing this amended current report on Form 8-K/A to report that, in connection with this appointment, on March 24, 2011, the Human Resources Committee of the Board of Directors of AT&T approved the following compensation for Mr. Stephens:

•	base salary of $650,000, effective June 1, 2011;
•	short term incentive award target of $1,250,000 (to be prorated from June 1, 2011); and
•
an additional award of 14,042 performance shares and 14,042 restricted stock units for the 2011-2013 performance period, bringing his total grant for the 2011-2013 performance period to 27,551 performance shares and 27,551 restricted stock units.

Also on March 24, 2011, in connection with Mr. Lindner’s retirement, the Human Resources Committee approved an Agreement and Release and Waiver of Claims, which Mr. Lindner and an AT&T subsidiary entered into on March 29, 2011.  Pursuant to the agreement, Mr. Lindner agreed to certain confidentiality, cooperation, non-compete and non-solicitation provisions and agreed to execute a release and waiver of claims upon his retirement, in exchange for which, subject to the terms of the agreement:

•
the automatic proration at retirement of Mr. Lindner’s 2011 grant of 76,431 performance shares will be eliminated, so that he will be eligible to receive the full payout after the 2011-2013 performance period, subject to achievement of the applicable performance goals and approval of the Human Resources Committee; and

•	the remaining 40,469 unvested shares of Mr. Lindner’s 2009 restricted stock grant will be vested.

The foregoing description of Mr. Lindner’s agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits
10.1	Agreement and Release and Waiver of Claims between AT&T Management Services, L.P. and Richard G. Lindner.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: March 29, 2011	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller

EXHBIT INDEX
Exhibit Number	Description of Exhibits
10.1	Agreement and Release and Waiver of Claims between AT&T Management Services, L.P. and Richard G. Lindner.